                                POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Ann M. McCormick and David P. Gardner signing singly,  the undersigned's true and lawful attorney-in-fact to:

(1)  execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Home Properties, Inc. (the "Company"), Forms 3, 4 and 5 in
     accordance  with Section 16(a) of the  Securities  Exchange Act of 1934 and
     the rules thereunder;

(2)  do and perform any and all acts for and on behalf of the undersigned  which may be necessary or desirable to complete and execute any such Form 3, 4 or
     5 and timely file such form with the United States  Securities and Exchange
     Commission,  the New York  Stock  Exchange  and the  Company  and any other required recipient; and

(3)  take  any  other  action  of any type  whatsoever  in  connection  with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally  required by, the  undersigned,  it being understood that the documents  executed by such  attorney-in-fact  on behalf of the  undersigned  pursuant to this Power of Attorney  shall be in
     such  form  and  shall   contain   such  terms  and   conditions   as  such
     attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each  attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper  to be  done in the  exercise  of any of the  rights  and  powers  herein granted,  as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation,  hereby
ratifying   and   confirming   all   that   such   attorney-in-fact,   or   such
attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned acknowledges that the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned, are not assuming nor is the Company  assuming,  any of the undersigned's  responsibilities  to comply with Section 16 of the Securities Exchange Act of 1934.

This  Power of  Attorney  shall  remain  in full  force  and  effect  until  the undersigned  is no longer  required to file Forms 3, 4 and 5 with respect to the undersigned's  holdings of and transaction in securities  issued by the Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorneys-in-fact.

IN WITNESS  WHEREOF,  the  undersigned  has caused  this Power of Attorney to be executed as of this 16th day of August, 2004.

                                                     /s/Thomas S. Summer
                                                     Signature

                                                     Thomas S. Summer
                                                     Print Name